UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 4, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	NEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 4, 2019, an indirect subsidiary of NextEra Energy Partners, LP (NEP) issued and sold 100% of the non-controlling Class B membership interest in South Texas Midstream, LLC (STX Midstream) for $750 million (the Class B investment) under the contribution agreement dated November 1, 2019 (contribution agreement), filed as Exhibit 10.1 to NEP's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2019 (the Contribution Agreement 8-K), among STX Midstream, NEP, South Texas Midstream Holdings, LLC (STX Holdings) and EIG NET Holdings III, LLC (EIG). STX Midstream indirectly owns NET Midstream, LLC (NET Midstream), an entity which owns interests in seven natural gas pipeline assets located in Texas. STX Holdings retained 100% of the Class A membership interest in STX Midstream and NEP will consolidate STX Midstream.

In connection with the Class B investment, the limited liability company agreement for STX Midstream was amended and restated (as so amended and restated, the LLC agreement). Under the LLC agreement, NEP, through its indirect ownership of STX Holdings, will receive 87.5% of STX Midstream’s cash distributions for the first four years after closing, and EIG will receive 12.5%. From the third to the seventh anniversary of the closing, NEP has the option (the buyout right), subject to certain limitations, to periodically purchase EIG’s Class B membership interest in STX Midstream at a buyout price that implies a fixed pre-tax annual return of approximately 7.8% to EIG (inclusive of all prior distributions). If the buyout right is exercised, subject to certain terms and conditions, NEP has the right to pay at least 70% of the buyout price in NEP common units, issued at the then-current market price of NEP common units. After December 4, 2023, if NEP has not exercised its entire buyout right, or after June 4, 2023 if certain minimum buyouts have not occurred, EIG’s allocation of distributable cash flow from STX Midstream for the portion of the Class B membership interest that EIG still owns would increase to 75%. After December 4, 2025, if NEP has not exercised its entire buyout right, EIG’s allocation of distributable cash flow from STX Midstream for the portion of the Class B membership interest that EIG still owns would increase to 95%. Under a registration rights agreement entered into on December 4, 2019, EIG has certain rights to require NEP, under certain circumstances, to initiate underwritten offerings for the common units that are issuable if NEP exercises the buyout right.

Pursuant to the term loan disclosed under Item 2.03 to the Contribution Agreement 8-K, STX Holdings borrowed $205 million on December 9, 2019, which was used to effectively refinance a previously outstanding term loan at NET Holdings Management, LLC (NET Holdings), an indirect subsidiary of NEP. To satisfy certain closing conditions of the contribution agreement, the previously outstanding term loan was repaid in advance of the closing through a $200 million draw on an existing revolving credit facility by NextEra Energy US Partners Holdings, LLC (NEP US Holdings), an indirect subsidiary of NEP.

In addition, on December 10, 2019, NEP US Holdings submitted a notice to borrow approximately $500 million under its existing revolving credit facility, which funding NEP expects to receive on December 13, 2019. NEP intends to use approximately $700 million drawn on the existing revolving credit facility to fund the redemption of the remaining debt associated with the Genesis solar project and to repay existing debt at certain wind projects that NEP plans to repower.

Included below are responses to the applicable Items of Form 8-K that are implicated by the transactions described above.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 and qualified in its entirety by the text of the LLC agreement, which is included as Exhibit 10.1 hereto and incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The non-controlling Class B membership interest in STX Midstream was sold to EIG in reliance upon an exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 and qualified in its entirety by the text of the relevant agreement, which is included as Exhibit 10.1 hereto and incorporated by reference herein.

The general effect of the issuance of the non-controlling Class B membership interest in STX Midstream upon the rights of the holders of the common units of NEP is described in the Explanatory Note, which description is incorporated by reference herein.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.08 Shareholder Director Nomination

In accordance with the NEP partnership agreement, on December 6, 2019 the NEP board of directors modified the eligibility requirements for holders of units of NEP (Eligible Holders) that wish to submit the name of a qualified director nominee for inclusion in NEP’s proxy statement for the 2020 Annual Meeting of Limited Partners of NEP (2020 Annual Meeting). Under the modified requirements, an Eligible Holder must have owned the Required Units, as defined in the NEP partnership agreement, continuously for at least nine months prior to the date of nomination in order to submit a proxy access nominee for the 2020 Annual Meeting.

Notice of a proxy access nominee for the 2020 Annual Meeting must be received by W. Scott Seeley, NEP’s Corporate Secretary, at 700 Universe Boulevard, Juno Beach, Florida 33408 no later than January 10, 2020. The notice may be made by personal delivery, by facsimile (561-691-7702) or sent by U.S. certified mail. Eligible Holders who wish to submit nominees will be required to satisfy the requirements set forth in the NEP partnership agreement.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Limited Liability Company Agreement of South Texas Midstream, LLC, dated as of December 4, 2019
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2019

NEXTERA ENERGY PARTNERS, LP
(Registrant)

JAMES M. MAY
James M. May Controller and Chief Accounting Officer